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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): July 11, 2001


                               FACTUAL DATA CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Colorado
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        0-24205                                           84-1449911
------------------------                   -------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification  No.)



                              5200 Hahns Peak Drive
                            Loveland, Colorado 80538
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (970) 663-5700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     On July 9, 2001, the registrant announced that holders elected to exercise 725,759 of its publicly traded warrants on or prior to their expiration on June 30, 2001. The exercise price of the warrants, issued in the registrant's May 1998 initial public offering, was $7.15 per share. Net proceeds received by the registrant were approximately $5,000,000 after deducting registration expenses and brokers' solicitation fees.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.              Description
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
  01.2         Press release dated July 9, 2001



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FACTUAL DATA CORP.


Date: July 9, 2001                      By: /s/ J.H. Donnan
                                            ------------------------------------
                                            J.H. Donnan, Chief Executive Officer



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